UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2012

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware	0-15905	73-1268729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2100

Houston, TX 77002

(Address of principal executive office and zip code)

(713) 568-4725

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to Form 8-K further amends the Current Reports on Form 8-K dated February 21, 2012 (the “Original Form 8-K”) and Amendment No. 1 on Form 8-K dated March 14, 2012 (the “Amended Form 8-K”) filed with the Securities and Exchange Commission by Blue Dolphin Energy Company (“Blue Dolphin”) in connection with the February 15, 2012 consummation of the acquisition by Blue Dolphin of Lazarus Energy, LLC, a Delaware limited liability company (“LE”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K and the Amended Form 8-K to present certain financial statements of LE and to present certain unaudited pro forma financial statements in connection with Blue Dolphin’s acquisition of LE, which financial statements and unaudited pro forma information are filed as exhibits hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited balance sheets of LE at December 31, 2011 and 2010, statements of operations for the years ended December 31, 2011 and 2010, the notes to the financial statements as of and for the years ended December 31, 2011 and 2010 and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Blue Dolphin as of, and for the year ended December 31, 2011, giving effect to the acquisition of LE, as well as the notes to the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2011 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Independent Auditor.

99.1	Audited Historical LE Balance Sheets at December 31, 2011 and 2010; Historical LE Statements of Operations for the Years Ended December 31, 2011 and 2010; and Notes to Historical LE Financial Statements as of and for the Years Ended December 31, 2011 and 2010.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Blue Dolphin as of and for the Year Ended December 31, 2011, Giving Effect to Blue Dolphin’s Acquisition of LE; and Notes to Unaudited Pro Forma Condensed Combined Financial Statements as of and for the Year Ended December 31, 2011.

Remainder of Page Intentionally Left Blank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2012

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer)

Exhibit Index

23.1	Consent of Independent Auditor.

99.1	Audited Historical LE Balance Sheets at December 31, 2011 and 2010; Historical LE Statements of Operations for the Years Ended December 31, 2011 and 2010; and Notes to Historical LE Financial Statements as of and for the Years Ended December 31, 2011 and 2010.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Blue Dolphin as of and for the Year Ended December 31, 2011, Giving Effect to Blue Dolphin’s Acquisition of LE; and Notes to Unaudited Pro Forma Condensed Combined Financial Statements as of and for the Year Ended December 31, 2011.

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